Fees Summary	Jun. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 288,420,000
Previously Paid Amount	0
Total Fee Amount	44,157.11
Total Offset Amount	0
Net Fee	$ 44,157.11